096 P-2 06/12

SUPPLEMENT DATED JUNE 18, 2012

TO THE PROSPECTUS DATED

AUGUST 1, 2011

OF

TEMPLETON FRONTIER MARKETS FUND

The Prospectus is amended as follows:

I.          The sixth paragraph in the section entitled “Principal Investment Policies and Practices” in the Fund Details section is amended to read as follows:

An equity security generally represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business and the value of its assets, as well as general market conditions.  Common stocks, preferred stocks, convertible securities and related depositary receipts and participatory notes are examples of equity securities.  Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.  The Fund may invest in convertible securities without regard to the ratings assigned by rating services.  Depositary receipts  are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.  Depositary receipts will be issued under sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Participatory notes, which are a type of equity access product, are structured as unsecured and unsubordinated debt securities designed to replicate exposure to the underlying referenced equity investment and are sold by a bank or broker-dealer in markets where the Fund is restricted from directly purchasing equity securities.  The Fund may tender a participatory note for cash payment in an amount that reflects the current market value of the referenced underlying equity investments, reduced by program fees.

II.         Fund Details – Principal Risks:

The section entitled “Principal Risks” in the Fund Details section is amended by adding the following:

Participatory Notes

Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities.  In addition, the Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note.  While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.  Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities.  There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Please retain this supplement with your prospectus for reference.

096 SA-1 06/12

SUPPLEMENT DATED JUNE 18, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED

AUGUST 1, 2011

OF

TEMPLETON FRONTIER MARKETS FUND

The Statement of Additional Information is amended as follows:

I.          The section entitled “Glossary of Investments, Techniques, Strategies and Their Risks – Equity securities – Participatory notes” is deleted and replaced with the following:

Equity Access Products.   An equity access product is an instrument used by investors to obtain exposure to equity investments, including common stocks, in a local market where direct ownership of equity securities is not permitted or is otherwise restricted. In countries where direct ownership by a foreign investor, such as the Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to a particular issuer in that market or to that market as a whole through an equity access product. An equity access product derives its value from a group of underlying equity securities and is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly. Conversely, investors will not normally lose more than they would have lost had they invested in the underlying securities directly. In addition to providing access to otherwise closed equity markets, equity access products can also provide a less expensive option to direct equity investments (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. Examples of equity access products include instruments such as participatory notes, low exercise price options, low exercise price warrants and similarly-structured instruments that may be developed from time to time.

Pursuant to the terms of the equity access product, the Fund may tender such product for cash payment in an amount that reflects the current market value of the underlying investments, less program expenses, such as trading costs, taxes and duties. They do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities.

Equity access products are generally structured and sold by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. The local branch or broker-dealer will usually place the local market equity securities in a special purpose vehicle, which will issue instruments that reflect the performance of the underlying equity securities. The performance of the special purpose vehicle generally carries the unsecured guarantee of the sponsoring bank or broker-dealer. This guarantee does not extend to the performance or value of the underlying local market equity securities.

The purchase of equity access products involves risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. The Fund is subject to the risk that the issuer of the equity access product (i.e., the issuing bank or broker-dealer), which is typically the only responsible party under the instrument, is unable or refuses to perform under the terms of the equity access product, also known as counterparty risk. While the holder of an equity access product is generally entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is normally not entitled to the same rights as an owner of the underlying securities, such as voting rights. Equity access products are typically also not traded on exchanges, are privately issued, and may be illiquid. To the extent an equity access product is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of equity access products will equal the value of the underlying value of the equity securities they seek to replicate. Unlike a direct investment in equity securities, equity access products typically involve a term or expiration date, potentially increasing the Fund's turnover rate, transaction costs, and tax liability.

Please keep this supplement for future reference.